SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2014

WALGREEN CO.

(Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 19, 2014, the United States District Court for the Northern District of Illinois, Eastern Division, issued an order preliminarily approving a proposed settlement by and among Walgreen Co. (the “Company”), the plaintiffs, and all named individual defendants in the shareholder derivative action entitled In re Walgreen Co. Derivative Litigation, No. 13-05471. The proposed settlement implements the agreement in principle reflected in the settlement term sheet executed by the parties in June 2014, as previously disclosed in the Company’s Form 10-Q for the fiscal quarter ended May 31, 2014.

A hearing to determine whether the court should issue an order of final approval of the settlement has been scheduled for December 9, 2014, at 11:15 a.m. in Courtroom 1925 at the United States District Court for the Northern District of Illinois, Eastern Division, Everett McKinley Dirksen United States Courthouse, 219 South Dearborn Street, Chicago, Illinois, 60604. Pursuant to the court’s order, any objections to the settlement must be filed in writing with the court by no later than November 25, 2014. Additional information concerning the terms of the proposed settlement, the December 9, 2014 hearing, and the requirements for objections can be found in the Notice of Pendency and Settlement of Shareholder Derivative Action, attached hereto as Exhibit 99.1. Also attached as Exhibit 99.2 is the Stipulation and Agreement of Settlement and Exhibit A thereto. This Form 8-K and the attachments are available on the Walgreens investor relations website at http://investor.walgreens.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are provided as part of this Form 8-K:

Exhibit	Description

99.1	Notice of Pendency and Settlement of Shareholder Derivative Action

99.2	Stipulation and Agreement of Settlement

Cautionary Note Regarding Forward-Looking Statements

Statements in this report that are not historical are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “target,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to vary materially from those indicated, including the factors described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, each of which is incorporated herein by reference, and in other documents that we file or furnish with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, Walgreens does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.

Date: September 26, 2014	By:	/s/ Jan S. Reed

	Title:	Vice President, Deputy General Counsel and Assistant Secretary